• • • • • • • • •

ACL - Loans 141.5 4.4 (1.1) (0.3) 3.6 144.7 ACL - Unfunded Commitments 13.4 (0.1) 1.4 0.0 1.2 14.7 ACL - HTM Securities 0.4 (0.0) (0.0) 0.0 (0.0) 0.4 ACL - AFS Securities 0.0 0.0 2.0 0.0 2.0 2.0 Total ACL 155.3 4.2 2.2 (0.3) 6.8 161.7 $155.3 $161.7

PRE-TAX PRE-PROVISION EARNINGS Jun 30, 2023 Mar 31, 2023 Jun 30, 2022 Income before provision for income taxes (GAAP) 48,771$ 68,492$ 59,597$ Provision/(Recapture) for credit losses 6,764 (524) 4,534 Pretax pre provision earnings (non-GAAP) 55,535 67,968 64,131 Exclude net loss/(gain) on sale of securities 4,527 7,252 (32) Exclude net change in valuation of financial instruments carried at fair value 3,151 552 (69) Exclude gain on sale of branches - - (7,804) Exclude Banner Forward expenses 195 143 1,579 Adjusted pretax pre provision earnings (non-GAAP) 63,408$ 75,915$ 57,805$ Quarters Ended

BANNER CORPORATION

Second Quarter 2023


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

This presentation includes forward-looking statements. These statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 19, 2023 as well as the Form 10-K for the year ended December 31, 2022 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Second quarter 2023 highlights

- Loan growth of $312 million (12% annualized)
- Total loan originations (excluding HFS) were $909 million
- Total deposits declined by $55 million (0.4%); core deposits declined by $462 million (3.8%), and represent 90% of total deposits; loan-to-deposit ratio increased from 77% to 80%
- Net interest margin (tax equivalent) decreased 30 basis points to 4.00%
- Efficiency ratio (adjusted, non-GAAP) increased 435 basis points to 58.6%
- $6.8 million provision for credit losses driven by loan growth and a deteriorating economic forecast, including $2.0 million provision for credit losses – AFS securities; Allowance for credit losses – loans was 1.38% of total loans
- Non-performing assets remained low at 0.18% of total assets, up from 0.17% last quarter
- Kroll Bond Rating Agency, LLC affirmed the senior unsecured debt rating of BBB+, the subordinated debt rating of BBB, and the short-term debt rating of K2 for Banner Corporation, and affirmed the deposit and senior unsecured debt ratings of A-, the subordinated debt rating of BBB+, and the short-term deposit and debt ratings of K2 for the principal subsidiary, Banner Bank
- Announced dividend of $0.48 per share to be paid in August 2023

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$15.6B
Deposits	$13.1B
Loans	$10.5B
Offices	137
Employees	1,950



CANADA
WA
Seattle
Spokane
MT
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Acquisition History

	2019 Q4	2018 Q4	2015 Q4	2015 Q1	2014 Q2
	AltaPacific Bank	Skagit Bank	AmericanWest Bank	Siuslaw Bank	SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.4	9%*
Oregon	4.2	4.5	5%
Idaho	1.8	2.2	20%*
California	39.5	39.5	0%
Region	53.3	54.6	2%
United States	*331.4*	*344.6*	*4%*

* Among the fastest growing in the country

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th 10th
12th 16th
4th 1st
22nd 36th
0% 5% 10% 15% 20% 25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted (June 2023)



CANADA
WA
MT
ID
OR
WY
NV
UT
CA
AZ
MEXICO
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
Boise
Medford
Sacramento
Los Angeles
San Diego
90
5
84
80
15
70
40
17
10
8

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	WASHINGTON Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Our super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3-year examination cycle

Most Trustworthy Companies in America
Newsweek 2023

5-Star rating™ (highest category)
BauerFinancial; 40 consecutive quarters

Top 50 U.S. Public Banks (assets of $10B+)
S&P Global Market Intelligence 2021 & 2022

Excellence Award for Bank of the Year
Q2 Holdings 2023

America's 100 Best Banks
Forbes, 7 consecutive years (2017-2023)

World's Best Banks
Forbes, 4 consecutive years (2020-2023)

Top SBA lender
A top SBA lender for many years including "Regional Lender of the Year" (Seattle/Spokane District 2013-2020)

Growing revenue

Core revenue [1]

Quarter Ending	Quarter Amount	Last 12 Months Amount
06/30/23	$ 159M	$ 666M
12/31/09	$ 45M	$ 177M



$ Millions
Other Income
Net Interest Income

Noninterest income

Quarter Ending	Quarter Amount	Last 12 Months Amount
06/30/23	$ 16.1M	$ 64.9M
12/31/09	$ 6.6M	$ 31.1M



$ Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue [1]

[1] Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and branch sale gain.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Low Cost Funding Mix

6/30/2023


FHLB, Sub Debt & Other
Certificates of Deposit
Interest Bearing and Savings
Non-Interest Bearing
6%
8%
40%
46%

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	5,446	0
Interest Bearing	6,365	83
CDs	1,126	260
Subtotal Deposits	**12,937**	**64**
FHLB & Other	763	460
Total	**13,701**	**86**

Earning Asset Mix

6/30/2023


Securities & Int-bearing Deposits
Loans
29%
71%

$ Millions	Avg Bal	Yield (in bps)
Loans	10,377	551
Securities & Int-bearing Deposits	4,214	305
Total	**14,591**	**480**

Loan Repricing Structure

6/30/2023


Adjustable: 4.63% Yield
Fixed: 4.30% Yield
Floating: 8.27% Yield
36%
37%
27%

- 63% of the loan portfolio is floating/adjustable
- 68% of the floating/adjustable loans have floors
- 32% of the loans that have floors are at the floor

Protecting net interest margin

Focus on core deposits

Quarter Ending	Balance	% of Total Deposits
06/30/23	$ 11,742M	90%
12/31/09	$ 1,924M	50%



$ Billions
16
14
12
10
8
6
4
2
0
Noncore Deposits
Core Deposits
Core Deposit %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Reduce deposit costs

Quarter Ending	Quarter		Last 12 Months	
	Amount	Rate	Amount	Rate
06/30/23	$ 20.5M	0.64%	$ 35.8M	0.26%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



7%
6%
5%
4%
3%
2%
1%
0%
Loan Yield
Deposit Cost
Loan–Deposit Spread
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Protecting net interest margin



50%
40%
30%
20%
10%
0%
-10%
-20%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
$ Billions
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	Last 12 Months Amount	Last 12 Months Rate
06/30/23	$143M	3.92%	$601M	4.02%
12/31/09	$ 39M	3.53%	$146M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



Earning Asset Yield
Funding Cost
Net Interest Margin
6%
5%
4%
3%
2%
1%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Conservative investment portfolio

BANNER CORPORATION

12 Month Net Interest Income Shock ($MM), % Change


800
600
400
200
0
5%
0%
-5%
-10%
-15%
-20%
553
575
597
600
593
576
-7.4%
-3.6%
0.0%
0.5%
-0.6%
-3.5%
-200 bps
-100 bps
Base
+100 bps
+200 bps
+300 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 6/30/23

Investment Portfolio Composition ($3.59 billion)


Agency, $49 , 1.4%
Other, $3 , 0.1%
Corp, $125 , 3.5%
ABS, $215 , 6.0%
Municipal, $541 , 15.1%
CMBS, $550 , 15.3%
MBS, $913 , 25.4%
CMO, $1,194 , 33.3%

80% of investments are Agency MBS/CMO or AAA rated

7.2% non-rated investments, principally CRA investments

Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive.

Quarterly New Purchases: Average Duration


Years
8
6
4
2
0
6.28
6.41
6.51
6.72
4.05
4.68
3.16
2.29
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Duration on New Purchases
Total Portfolio Effective Duration

Quarterly New Purchases: Average Yield


8%
6%
4%
2%
0%
4.64%
5.58%
5.13%
6.93%
2.65%
2.91%
2.99%
3.03%
Q3 2022
Q4 2022
Q1 2023
Q2 2023
New Purchases Tax Effective Yield
Total Portfolio Tax Effective Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Last 12 Months Amount
06/30/23	$ 93 M	$ 373 M
12/31/09	$ 31 M	$ 132 M



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



$ Millions
Other
Info Services
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Diversified loan portfolio

Loan Composition

6/30/2023



Consumer
6%
1-4 Family
13%
Agricultural
3%
Commercial
22%
Construction
14%
Multifamily
7%
Commercial
RE
35%

CRE Breakout	$MM	%
OO CRE	895	9%
Investment Properties	1,558	15%
Small Balance CRE	1,173	11%
Total Comm CRE	**3,626**	**35%**

Construction Breakout	$MM	%
Commercial	184	2%
Multifamily	434	4%
1-4 Family	547	5%
Land	345	3%
Total Construction	**1,510**	**14%**

Loan Originations (commitments, $MM)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Average Yield
4.46%
5.64%
6.42%
7.41%
7.69%
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Consumer
1-4 Fam
Agricultural
Commercial
Construction
Multifamily
Commercial RE
Avg Yield on New Loan Originations

Characteristics of highlighted loan segments

Office [1]	
Balances ($MM)	$681.1
Percent of Total Loans	6.5%
Total Investor Office	$322.5
Total Owner Occupied	$358.6
Average Loan Size	$0.8
Largest Loan Size	$19.4
30 + days Past Due	0
Adversely Classified	$1.5



WA 42%
CA 33%
OR 16%
ID 5%
Other 4%

Retail [2]	
Balances ($MM)	$1,238.4
Percent of Total Loans	11.8%
Balance of Retail Loans Secured by CRE *	$1.094.3
Average Loan Size	$0.6
Average CRE Secured Loan Size	$0.7
Largest Loan Size	$29.4
30 + days Past Due	$0.08
Adversely Classified	$5.4

* No mall exposure



WA 44%
CA 24%
ID 7%
OR 16%
Other 9%

Healthcare [3]	
Balances ($MM)	$427.4
Percent of Total Loans	4.1%
Balance of Healthcare Services secured by Medical Office *	$177.8
Medical Office as a % of Total Loans	1.7%
Average Loan Size	$0.6
Average Medical Office Size	$0.8
Largest Loan Size	$16.9
30 + days Past Due	0
Adversely Classified	$7.4

* No hospital exposure



CA 16%
ID 5%
OR 17%
WA 57%
Other 5%

[1] By collateral code
[2] Retail business loans, both commercial and commercial real estate secured loans
[3] All healthcare and social services, including both commercial and commercial real estate secured loans

Allowance for credit losses



ACL Provision/Release
$ Millions
$14.9
$23.5
$28.6
$15.2
$0.6
-$9.3
-$10.3
-$8.6
-$5.2
-$7.0
$4.5
$6.1
$6.7
-$0.5
$6.8
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1
2023-Q2



Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
$ Millions
$155.3
$161.7
2023-Q1
Portfolio
Economy
Net C/O
Provision
2023-Q2

	2023-Q1	Portfolio	Economy	Net C/O	Provision	2023-Q2
ACL - Loans	141.5	4.4	(1.1)	(0.3)	3.6	144.7
ACL - Unfunded Commitments	13.4	(0.1)	1.4	0.0	1.2	14.7
ACL - HTM Securities	0.4	(0.0)	(0.0)	0.0	(0.0)	0.4
ACL - AFS Securities	0.0	0.0	2.0	0.0	2.0	2.0
Total ACL	155.3	4.2	2.2	(0.3)	6.8	161.7



$ Millions
$108.4
$130.5
$156.4
$168.0
$167.3
$156.1
$148.0
$139.9
$132.1
$125.5
$128.7
$135.9
$141.5
$141.5
$144.7
1.16%
1.41%
1.71%
1.86%
1.90%
1.81%
1.68%
1.57%
1.48%
1.39%
1.36%
1.38%
1.40%
1.39%
1.38%
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1
2023-Q2
ACL - Loans
ACL - Loans as % of Loans, excluding PPP

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPAs		REO	
	Amount	% of TA	Amount	% of TA
06/30/23	$ 29M	0.18%	$ 1M	0.01%
12/31/09	$292M	6.11%	$ 78M	2.01%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



$ Millions
350
300
250
200
150
100
50
0
Real Estate Owned
Nonperforming Loans
ACLL
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Reconciliation of non-GAAP measures

$ Thousands

PRE-TAX PRE-PROVISION EARNINGS	Quarters Ended Jun 30, 2023	Mar 31, 2023	Jun 30, 2022
Income before provision for income taxes (GAAP)	$ 48,771	$ 68,492	$ 59,597
Provision/(Recapture) for credit losses	6,764	(524)	4,534
Pretax pre provision earnings (non-GAAP)	55,535	67,968	64,131
Exclude net loss/(gain) on sale of securities	4,527	7,252	(32)
Exclude net change in valuation of financial instruments carried at fair value	3,151	552	(69)
Exclude gain on sale of branches	-	-	(7,804)
Exclude Banner Forward expenses	195	143	1,579
Adjusted pretax pre provision earnings (non-GAAP)	$ 63,408	$ 75,915	$ 57,805

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved